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                                                                    EXHIBIT 10.8

                              SECOND AMENDMENT TO
                              -------------------
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                  -------------------------------------------

         This Second Amendment to Third Amended and Restated Credit Agreement (this "Second Amendment") is entered into effective as the Effective Date (as
       ----------------
hereinafter defined) by and among QUICKSILVER RESOURCES INC., a Delaware corporation ("Borrower"), BANK OF AMERICA, N.A., a national banking association,
              --------
as Administrative Agent ("Administrative Agent") and each of the financial
                          --------------------
institutions a party hereto as Banks.

                             W I T N E S S E T H:
                             -------------------

         WHEREAS, Borrower, Administrative Agent, Bank of America, N.A., BNP Paribas (formerly Paribas), Fortis Capital Corp. (formerly MeesPierson Capital Corp.), The Fuji Bank, Ltd., CIBC Inc., Comerica Bank - Texas, The Bank of Nova Scotia, Credit Agricole Indosuez, National Bank of Canada, New York Branch, Credit Lyonnais New York Branch and Bank United (collectively, the "Banks") are
                                                                    -----
parties to that certain Third Amended and Restated Credit Agreement dated as of March 31, 2000 (as amended, the "Credit Agreement") (unless otherwise defined
                                 ----------------
herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

         WHEREAS, pursuant to the Credit Agreement, the Banks have made a Loan to Borrower and provided certain other credit accommodations to Borrower; and

         WHEREAS, Borrower has requested that the Credit Agreement be amended in certain respects as set forth herein; and

         WHEREAS, subject to the terms and conditions herein contained, the Banks have agreed to Borrower's request.

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and the Banks hereby agree as follows:

         SECTION 1. Amendments. In reliance on the representations, warranties,
                    ----------
covenants and agreements contained in this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the
                                                      ---------
Credit Agreement is hereby amended effective as of August 31, 2000 (which date shall be referred to herein as the "Effective Date") in the manner provided in
                                    --------------
this Section 1.
     ---------

         1.1  Additional Definition. Section 2.1 of the Credit Agreement is
              ---------------------
amended to add thereto in alphabetical order the definition of "Second
                                                                ------
Amendment" which shall read in full as follows:
---------

                                       1
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               "Second Amendment" means that certain Second Amendment to Third
         Amended and Restated Credit Agreement dated effective as of August 31, 2000 among Borrower, Administrative Agent and the financial institutions a party thereto as Banks.

         1.2   Amendment to Definitions. The definitions of "Consolidated Net
               ------------------------                      ----------------
Income," and "Loan Papers" set forth in Section 2.1 of the Credit Agreement are
------
amended to read in full as follows:

         "Consolidated Net Income" means, for any Person as of any period, the
          -----------------------
net income (or loss) of such Person and its Consolidated Subsidiaries for such period determined in accordance with GAAP, but excluding: (a) the income of any other Person (other than its Consolidated Subsidiaries) in which such Person or any of its Subsidiaries has an ownership interest, unless received by such Person or its Consolidated Subsidiaries in a cash distribution; (b) any after-tax gains attributable to asset dispositions; (c) any non-cash gains, losses or charges on any Hedging Agreement resulting from the requirements of SFAS 133 for that period; and (d) to the extent not included in clauses (a), (b) and (c) above, any after-tax (i) extraordinary gains (net of extraordinary losses) or
(ii) non-cash nonrecurring gains.

         "Loan Papers" means this Agreement, the First Amendment, the Second
          -----------
Amendment, the Notes, any Subsidiary Guaranty (which may hereafter be executed), all Mortgages now or at any time hereafter delivered pursuant to Section 7.1,
                                                                 -----------
the Collateral Assignments, any Borrower Pledge Agreement (which may hereafter be executed), any Subsidiary Pledge Agreement (which may hereafter be executed), the Subordination Agreements and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

         SECTION 2. Conditions Precedent. The effectiveness of the amendments to
                    --------------------
the Credit Agreement contained in Section 1 hereof is subject to the
                                  ---------
satisfaction of each of the following conditions precedent.

         2.1   Subordinate Note Amendment. Administrative Agent shall have
               --------------------------
received a fully executed copy of an amendment to the Subordinate Note Agreement, pursuant to which the Subordinate Note Agreement is amended in a manner substantially similar to the amendment to the Credit Agreement set forth herein.

         2.2   Fees and Expenses. Borrower shall have paid all reasonable fees
               -----------------
and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Second Amendment and all related documents.

         SECTION 3. Representations and Warranties of Borrower. To induce the
                    ------------------------------------------
Banks and Administrative Agent to enter into this Second Amendment, Borrower hereby represents and warrants to Administrative Agent and the Banks as follows:

                                       2
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          3.1  Credit Agreement. Each representation and warranty of Borrower
               ----------------
and its Subsidiaries contained in the Credit Agreement and the other Loan Papers is true and correct on the date hereof.

          3.2  Authorization. The execution, delivery and performance by
               -------------
Borrower of this Second Amendment are within Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no action by or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable Law or Material Agreement binding upon Borrower or any of its Subsidiaries or result in the creation or imposition of any Lien upon any of the assets of Borrower or any of its Subsidiaries other than the Liens securing the Obligations.

          3.3  Binding Effect. This Second Amendment constitutes the valid and
               --------------
binding obligation of Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar Laws affecting creditors rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

          3.4  No Defenses. Borrower has no defenses to payment, counterclaim or
               -----------
rights of set-off with respect to the Obligations existing on the date hereof.

          SECTION 4. Miscellaneous.
                     -------------

          4.1  Reaffirmation of Loan Papers; Extension of Liens. Any and all of
               ------------------------------------------------
the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. Borrower hereby extends the Liens securing the Obligations until the Obligations have been paid in full or are specifically released by Administrative Agent and the Banks prior thereto, and agrees that the amendments and modifications herein contained shall in no manner adversely affect or impair the Obligations or the Liens securing payment and performance thereof.

          4.2  Parties in Interest. All of the terms and provisions of this
               -------------------
Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

          4.3  Legal Expenses. Borrower hereby agrees to pay on demand all
               --------------
reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Second Amendment and all related documents.

          4.4  Counterparts. This Second Amendment may be executed in
               ------------
counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Second Amendment until Borrower and Required Banks have executed a counterpart hereof. Facsimiles shall be effective as originals.

                                       3
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          4.5  Complete Agreement. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT
               ------------------
AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF.

          4.6  Headings. The headings, captions and arrangements used in this
               --------
Second Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Second Amendment, nor affect the meaning thereof.

                           [Signature Pages Follow]

                                       4
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          IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be duly executed by their respective Authorized Officers effective as of the Effective Date.

                              BORROWER:
                              --------

                              QUICKSILVER RESOURCES INC., a Delaware corporation

                              By: /s/ Glenn Darden
                                  ----------------------------------
                                          Glenn Darden, President

                              ADMINISTRATIVE AGENT:
                              --------------------

                              BANK OF AMERICA, N.A.

                              By: /s/ J. Scott Fowler
                                  ----------------------------------
                                           J. Scott Fowler,
                                           Managing Director

                              BANKS:
                              -----

                              BANK OF AMERICA, N.A.


                              By: /s/ J. Scott Fowler
                                  ----------------------------------
                                           J. Scott Fowler,
                                           Managing Director

                                       5
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                              BNP PARIBAS

                              By:    /s/ Michael H. Finzat
                                     -------------------------------------
                              Name:  Michael H. Finzat
                                     -------------------------------------
                              Title: Vice President
                                     -------------------------------------

                              By:    /s/ Brian Malone
                                     -------------------------------------
                              Name:  Brian Malone
                                     -------------------------------------
                              Title: Director
                                     -------------------------------------

                              FORTIS CAPITAL CORP.

                              By:    /s/ Christopher S. Parada
                                     -------------------------------------
                              Name:  Christopher S. Parada
                                     -------------------------------------
                              Title: Vice President
                                     -------------------------------------

                              By:    /s/ Darrell W. Holley
                                     -------------------------------------
                              Name:  Darrell W. Holley
                                     -------------------------------------
                              Title: Managing Director
                                     -------------------------------------

                              CIBC INC.

                              By:    /s/ M. Beth Miller
                                     -----------------------------------
                              Name:  M. Beth Miller
                                     -----------------------------------
                              Title: Authorized Signatory
                                     -----------------------------------

                              THE FUJI BANK, LTD.

                              By:    /s/ Masatoshi Abe
                                     -----------------------------------
                              Name:  Masatoshi Abe
                                     -----------------------------------
                              Title: Vice President and Manager
                                     -----------------------------------


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                              COMERICA BANK - TEXAS

                              By:    /s/ Michele L. Jones
                                     -----------------------------------
                              Name:  Michele L. Jones
                                     -----------------------------------
                              Title: Vice President
                                     -----------------------------------

                              THE BANK OF NOVA SCOTIA

                              By:    /s/ F.C.H. Ashby
                                     -----------------------------------
                              Name:  F.C.H. Ashby
                                     -----------------------------------
                              Title: Senior Manager Loan Operations
                                     -----------------------------------


                              CREDIT AGRICOLE INDOSUEZ

                              By:    ____________________________________

                              Name:  ____________________________________

                              Title: ____________________________________


                              By:    ____________________________________

                              Name:  ____________________________________

                              Title: ____________________________________



                              NATIONAL BANK OF CANADA, NEW YORK BRANCH


                              By:    /s/ Larry L. Sears
                                     -----------------------------------
                              Name:  Larry L. Sears
                                     -----------------------------------
                              Title: Vice President & Manager
                                     -----------------------------------

                              By:    /s/ Doug Clark
                                     -----------------------------------
                              Name:  Doug Clark
                                     -----------------------------------
                              Title: Vice President
                                     -----------------------------------


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                              CREDIT LYONNAIS NEW YORK BRANCH


                              By:    /s/ Allen A. Jani
                                     -----------------------------------
                              Name:  Allen A. Jani
                                     -----------------------------------
                              Title: First Vice President
                                     -----------------------------------


                              BANK UNITED

                              By:    /s/ David W. Phillips
                                     -----------------------------------
                              Name:  David W. Phillips
                                     -----------------------------------
                              Title: Vice President
                                     -----------------------------------